Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-1		Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-29-2005	Data Current as of 11/08/2005 7:36:03 AM

A.	DATES	Begin	End	# days

1	Determination Date		11/17/2005

2	Payment Date		11/21/2005

3	Collection Period	10/2/2005	10/29/2005	28

4	Monthly Interest Period - Actual/360	10/20/2005	11/20/2005	32

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	315,000,000.00	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—
8	Class A-3 Notes	385,000,000.00	121,804,363.26	20,604,980.71	101,199,382.55	0.2628555
9	Class A-4 Notes	214,173,000.00	214,173,000.00	—	214,173,000.00	1.0000000
10	Class B Notes	29,559,766.00	29,559,766.00	—	29,559,766.00	1.0000000

11	Total Securities	$1,313,732,766.00	$365,537,129.26	$20,604,980.71	$344,932,148.55

12	Net Pool Balance	$1,334,414,493.82	$370,612,842.59		$349,670,962.01

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.0050%	—	—	—	—
14	Class A-2 Notes	1.1100%	—	—	—	—
15	Class A-3 Notes	1.4900%	151,240.42	1.2416667	20,756,221.13	170.4062200
16	Class A-4 Notes	1.9300%	344,461.58	1.6083333	344,461.58	1.6083333

	Total Securities		495,701.99		21,100,682.70

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	13,855,576.99
18	Scheduled Interest Payments Received	1,146,850.82
19	Prepayments of Principal Received	122,805.43
20	Liquidation Proceeds	6,813,523.81
21	Recoveries Received	121,539.40
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	22,060,296.45

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	30,645.04

26	Total Available Funds, prior to Servicer Advances	22,090,941.49

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	22,090,941.49

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	22,090,941.49

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	304,614.27
33	Class A Noteholder Interest (Item 47)	495,701.99
34	Principal Distribution Amount (Item 72)	20,604,980.71
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—

37	Remaining Funds to Certificateholder	685,644.51

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-29-2005	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	304,614.27	—	304,614.27

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	151,240.42	—	151,240.42
42	Class A-4 Interest	344,461.58	—	344,461.58
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	495,701.99	—	495,701.99

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			365,537,129.26
49	Beginning Net Pool Balance		370,612,842.59
50	Receipts of Scheduled Principal		(13,855,576.99)
51	Receipts of Prepaid Principal		(122,805.43)
52	Liquidation Proceeds		(6,813,523.81)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(149,974.35)

56	Ending Net Pool Balance		349,670,962.01
57	Yield Supplement Overcollateralization Amount		4,738,813.46

58	Adjusted Pool Balance		344,932,148.55
59	Less: Adjusted Pool Balance - End of Collection Period			344,932,148.55

60	Calculated Principal Distribution Amount			20,604,980.71

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			22,090,941.49
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			304,614.27
64	Less: Interest Paid to Noteholders (Item 33)			495,701.99
65	Less: Calculated Principal Distribution (Item 60)			20,604,980.71

66	Equals: Remaining Available Funds before Servicer Advance			685,644.51
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			685,644.51
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			20,604,980.71

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-29-2005	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance		9,852,995.74
78	Initial Reserve Account Balance		6,568,663.83

79	Beginning Reserve Account Balance		9,852,995.74
80	Plus: Net Investment Income for the Collection Period		30,645.04

81	Subtotal: Reserve Fund Available for Distribution		9,883,640.78
82	Plus: Deposit of Excess Available Funds (Item 35)		—
83	Less: Reserve Account Draw Amount (Item 71)		—

84	Subtotal Reserve Account Balance		9,883,640.78
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		30,645.04

86	Equals: Ending Reserve Account Balance		9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

88	Net Pool Balance	1,334,414,494	349,670,962
89	Number of Current Contracts	74,039	39,685
90	Weighted Average Loan Rate	4.21%	4.02%
91	Average Remaining Term	51.9	25.9
92	Average Original Term	55.6	59.1

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	16	149,974
94	Liquidation Proceeds on Related Vehicles		—
95	Recoveries Received on Receivables Previously Charged Off		121,539

96	Net Principal Losses for Current Collection Period	16	28,435

97	Beginning Net Principal Losses	738	5,620,065
98	Net Principal Losses for Current Collection Period	16	28,435

99	Cumulative Net Principal Losses	754	5,648,500

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

100	Current	99.04%	39,344	346,324,987
101	31 - 60 Days Delinquent	0.83%	302	2,913,164
102	61 - 90 Days Delinquent	0.12%	39	432,811

103	Total	100.00%	39,685	349,670,962